UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2012

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880-666 Burrard Street Vancouver, BC	V6C 2G3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (604) 681-3130

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On October 11, 2012, Tresoro Mining Corp. (the “Company”) formally informed De Joya Griffith, LLC of their dismissal as the Company’s independent registered public accounting firm.

The reports of De Joya Griffith, LLC on the Company’s financial statements as of and for the year ended February 29, 2012, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the Company’s two most recent fiscal years preceding the termination of De Joya Griffith, LLC, and through October 11, 2012, there were no disagreements with De Joya Griffith, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of De Joya Griffith, LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

The Company has requested that De Joya Griffith, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  To date, DeJoya has not responded to that request.

New independent registered public accounting firm

On October 11, 2012, the Company engaged Michael F Cronin, as its new independent registered public accounting firm.  During the two most recent fiscal years and through October 11, 2012, the Company had not consulted with Michael F Cronin regarding any of the following:

(a)
The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit of audit opinion that may be rendered on the Company’s financial statements, and Michael F Cronin did not provide either a written report or oral advice to the Company that Michael F Cronin concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(b)
The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESORO MINING CORP.

Dated: October 17, 2012	By:	/s/ William D. Thomas
William D. Thomas
Chief Financial Officer and a Director

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